May 13, 2015

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE SUSTAINABILITY AND IMPACT EQUITY FUND

Supplement to the Summary Prospectus Dated May 4, 2015

We previously communicated to shareholders of the Touchstone Large Cap Growth Fund, in communications dated February 20, 2015 and March 5, 2015, that on or about May 4, 2015 there would be certain changes to the Fund, including a name change to the Touchstone Sustainability and Impact Equity Fund, a change in the Fund’s sub-advisor, and a change in the Fund’s principal investment strategies.  On May 4, 2015, these changes took effect.  In accordance with these prior communications, the Fund’s sub-advisor, Rockefeller & Co., Inc., is pursuing investments that reflect its Sustainability & Impact Equity Strategy.

In these prior communications, we noted that on or about May 4, 2015, the Fund would invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies.  Subsequently, the Fund has clarified this 80% policy so that it more closely reflects the Sustainability & Impact Equity Strategy that was previously communicated to shareholders.  As reflected in the Fund’s summary prospectus, dated May 4, 2015, the Fund invests, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies that meet certain financial and environmental, social, and governance criteria.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TROCX-S5-1505